                                                                   Exhibit 99.18

                     FREE WRITING PROSPECTUS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO) SERIES 2006-WMC1

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[686,138,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-WMC1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                FEBRUARY 2, 2006

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                     FREE WRITING PROSPECTUS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO) SERIES 2006-WMC1

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $411,792,798
Aggregate Original Principal Balance      $412,079,959
Number of Mortgage Loans                         2,349

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $15,000   $933,000     $175,428
Outstanding Principal Balance   $14,989   $932,629     $175,306

                                                    WEIGHTED
                              MINIMUM   MAXIMUM   AVERAGE (2)
                              -------   -------   -----------
Original Term (mos)              120       360         345
Stated remaining Term (mos)      118       359         343
Loan Age (mos)                     1         7           1
Current Interest Rate          5.100%   12.875%      7.423%
Initial Interest Rate Cap      1.000%    5.000%      3.114%
Periodic Rate Cap              0.500%    1.500%      1.000%
Gross Margin                   2.500%    9.125%      6.266%
Maximum Mortgage Rate         11.600%   16.750%     13.649%
Minimum Mortgage Rate          2.500%   10.250%      7.142%
Months to Roll                     3       119          31
Original Loan-to-Value         21.14%   100.00%      82.75%
Credit Score (3)                 500       813         619

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   11/01/2015   12/01/2035

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
LIEN POSITION
1st Lien                       91.94%
2nd Lien                        8.06

OCCUPANCY
Primary                        96.38%
Second Home                     1.68
Investment                      1.94

LOAN TYPE
Fixed Rate                     15.25%
ARM                            84.75

AMORTIZATION TYPE
Fully Amortizing               37.40%
Interest Only                  20.43
Balloon                        42.18

YEAR OF ORIGINATION
2005                          100.00%

LOAN PURPOSE
Purchase                       39.08%
Refinance - Rate/Term           3.61
Refinance - Cashout            57.31

PROPERTY TYPE
Single Family                  70.56%
Condominium                     8.47
Two- to Four-Family             5.64
Planned Unit Development       15.33

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                     NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                       OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF            MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
MORTGAGE RATES        LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
--------------      --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
5.500% or less            4   $  1,190,263      0.29%     5.195%     657      $297,566     75.04%    100.00%     73.24%
5.501% to 6.000%         89     25,099,469      6.10      5.885      660       282,017     78.99     100.00      39.94
6.001% to 6.500%        251     68,385,864     16.61      6.337      645       272,454     79.47     100.00      39.21
6.501% to 7.000%        437    102,802,103     24.96      6.814      634       235,245     79.98     100.00      26.84
7.001% to 7.500%        314     66,076,305     16.05      7.284      613       210,434     80.85     100.00      20.53
7.501% to 8.000%        318     59,843,265     14.53      7.783      593       188,186     83.86     100.00       7.76
8.001% to 8.500%        166     24,998,770      6.07      8.299      576       150,595     84.18     100.00       1.10
8.501% to 9.000%        203     25,950,511      6.30      8.780      590       127,835     87.38     100.00       1.24
9.001% to 9.500%         91      9,319,871      2.26      9.299      597       102,416     91.68     100.00       0.00
9.501% to 10.000%        98      7,212,339      1.75      9.848      609        73,595     95.62     100.00       0.00
10.001% to 10.500%       88      6,148,994      1.49     10.314      625        69,875     97.73     100.00       0.00
10.501% to 11.000%      140      7,564,962      1.84     10.883      614        54,035     99.67     100.00       0.00
11.001% to 11.500%       83      4,289,769      1.04     11.324      606        51,684     99.35     100.00       0.00
11.501% to 12.000%       57      2,498,060      0.61     11.774      595        43,826     99.85     100.00       0.00
12.001% to 12.500%        8        280,890      0.07     12.332      612        35,111     98.61     100.00       0.00
12.501% to 13.000%        2        131,363      0.03     12.875      611        65,682    100.00     100.00       0.00
                      -----   ------------    ------     ------      ---      --------    ------     ------      -----
TOTAL:                2,349   $411,792,798    100.00%     7.423%     619      $175,306     82.75%    100.00%     20.43%
                      =====   ============    ======     ======      ===      ========    ======     ======      =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.100% per annum to 12.875% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.423% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
REMAINING TERMS (MONTHS)    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
109 to 120                      2   $    195,613      0.05%     8.513%     609      $ 97,807    83.66%     100.00%      0.00%
169 to 180                    603     34,320,641      8.33     10.140      643        56,916    98.56      100.00       0.00
229 to 240                      7        475,580      0.12      9.323      674        67,940    91.73      100.00       0.00
349 to 360                  1,737    376,800,964     91.50      7.172      617       216,926    81.30      100.00      22.32
                            -----   ------------    ------     ------      ---      --------    -----      ------      -----
TOTAL:                      2,349   $411,792,798    100.00%     7.423%     619      $175,306    82.75%     100.00%     20.43%
                            =====   ============    ======     ======      ===      ========    =====      ======      =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 118 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 343 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF ORIGINAL MORTGAGE  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
LOAN PRINCIPAL BALANCES       LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
--------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
$50,000 or less                 343   $ 11,350,211      2.76%    10.278%     628      $ 33,091    97.28%     100.00%      0.00%
$50,001 to $100,000             443     32,886,844      7.99      8.918      625        74,237    88.77      100.00       3.64
$100,001 to $150,000            460     57,109,195     13.87      7.781      610       124,150    82.29      100.00       9.49
$150,001 to $200,000            326     56,913,686     13.82      7.426      610       174,582    81.62      100.00      11.25
$200,001 to $250,000            243     54,152,635     13.15      7.137      611       222,850    81.04      100.00      20.16
$250,001 to $300,000            173     47,798,051     11.61      7.117      614       276,289    81.21      100.00      23.60
$300,001 to $350,000            114     36,934,661      8.97      6.977      623       323,988    81.90      100.00      25.83
$350,001 to $400,000             88     32,707,509      7.94      7.040      622       371,676    81.79      100.00      34.05
$400,001 to $450,000             57     24,103,496      5.85      6.926      635       422,868    81.14      100.00      45.89
$450,001 to $500,000             36     17,052,149      4.14      6.977      611       473,671    82.66      100.00      24.86
$500,001 to $550,000             18      9,431,568      2.29      6.734      632       523,976    80.11      100.00      44.52
$550,001 to $600,000             17      9,829,773      2.39      7.195      631       578,222    82.87      100.00      29.38
$600,001 to $650,000             13      8,144,679      1.98      6.584      672       626,514    82.14      100.00      45.73
$650,001 to $700,000              6      4,068,403      0.99      6.675      649       678,067    83.89      100.00      16.12
$700,001 to $750,000              7      5,040,970      1.22      6.733      659       720,139    85.66      100.00      28.83
$750,001 to $800,000              1        764,386      0.19      6.825      631       764,386    92.73      100.00       0.00
$800,001 to $850,000              2      1,669,354      0.41      7.191      620       834,677    79.73      100.00       0.00
$900,001 to $950,000              2      1,835,229      0.45      7.071      640       917,614    84.93      100.00       0.00
                              -----   ------------    ------     ------      ---      --------    -----      ------      -----
TOTAL:                        2,349   $411,792,798    100.00%     7.423%     619      $175,306    82.75%     100.00%     20.43%
                              =====   ============    ======     ======      ===      ========    =====      ======      =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $14,989 to approximately $932,629 and the average outstanding principal balance of the Mortgage Loans was approximately $175,306.

PRODUCT TYPES

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
PRODUCT TYPES                     LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
-------------                   --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
10 Year Fixed Loans                   2   $    195,613      0.05%     8.513%     609      $ 97,807    83.66%     100.00%      0.00%
15 Year Fixed Loans                  24      1,793,071      0.44      7.770      639        74,711    78.32      100.00       0.00
20 Year Fixed Loans                   7        475,580      0.12      9.323      674        67,940    91.73      100.00       0.00
30 Year Fixed Loans                 140     22,948,917      5.57      7.406      625       163,921    79.75      100.00       0.00
15/30 Balloon Loans                 579     32,527,569      7.90     10.271      643        56,179    99.67      100.00       0.00
30/40 Balloon Loans                  22      4,869,379      1.18      7.624      614       221,335    85.01      100.00       0.00
6 Month LIBOR Loans                   1        119,668      0.03      6.425      763       119,668    80.00      100.00       0.00
2/28 LIBOR Loans                    861    171,997,693     41.77      7.212      617       199,765    81.56      100.00      34.28
3/27 LIBOR Loans                     47     11,349,457      2.76      6.935      629       241,478    82.38      100.00      56.58
5/25 LIBOR Loans                     19      3,821,612      0.93      6.790      673       201,137    81.91      100.00      49.05
10/20 LIBOR Loans                    91     25,405,596      6.17      6.653      680       279,182    79.87      100.00      66.35
2/28 LIBOR Loans (40 Year Am)       518    128,676,481     31.25      7.210      600       248,410    81.40      100.00       0.00
3/27 LIBOR Loans (40 Year Am)        18      3,433,740      0.83      7.076      619       190,763    78.15      100.00       0.00
5/25 LIBOR Loans (40 Year Am)        17      3,735,793      0.91      6.780      636       219,753    79.12      100.00       0.00
10/20 LIBOR Loans (40 Year Am)        3        442,629      0.11      7.002      669       147,543    82.23      100.00       0.00
                                  -----   ------------    ------     ------      ---      --------    -----      ------      -----
TOTAL:                            2,349   $411,792,798    100.00%     7.423%     619      $175,306    82.75%     100.00%     20.43%
                                  =====   ============    ======     ======      ===      ========    =====      ======      =====

ADJUSTMENT TYPE

                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                 MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
ADJUSTMENT TYPE    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
---------------  --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
ARM                1,575   $348,982,668     84.75%    7.151%      617      $221,576    81.35%     100.00%     24.10%
Fixed Rate           774     62,810,130     15.25     8.935       635        81,150    90.54      100.00       0.00
                   -----   ------------    ------     -----       ---      --------    -----      ------      -----
TOTAL:             2,349   $411,792,798    100.00%    7.423%      619      $175,306    82.75%     100.00%     20.43%
                   =====   ============    ======     =====       ===      ========    =====      ======      =====

AMORTIZATION TYPE

                          NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                            OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                         MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
AMORTIZATION TYPE          LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
-----------------        --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
Fully Amortizing             893   $153,996,433     37.40%    7.434%      607      $172,448    81.22%     100.00%      0.00%
Balloon                    1,157    173,685,591     42.18     7.783       610       150,117    84.81      100.00       0.00
60 Month Interest-Only       226     62,227,430     15.11     6.712       651       275,343    81.55      100.00     100.00
120 Month Interest-Only       73     21,883,345      5.31     6.508       691       299,772    80.62      100.00     100.00
                           -----   ------------    ------     -----       ---      --------    -----      ------     ------
TOTAL:                     2,349   $411,792,798    100.00%    7.423%      619      $175,306    82.75%     100.00%     20.43%
                           =====   ============    ======     =====       ===      ========    =====      ======     ======

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                          NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                            OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                         MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
GEOGRAPHIC DISTRIBUTION    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
-----------------------  --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
Alabama                        1   $    184,937      0.04%    6.300%      687      $184,937    94.90%     100.00%      0.00%
Arizona                       80     13,543,617      3.29     7.524       627       169,295    83.19      100.00      11.28
Arkansas                       3        250,829      0.06     8.563       634        83,610    96.79      100.00       0.00
California                   505    131,030,248     31.82     7.240       629       259,466    81.19      100.00      32.78
Colorado                      25      3,346,711      0.81     7.550       615       133,868    83.46      100.00      25.05
Connecticut                   42      7,005,236      1.70     7.478       605       166,791    84.72      100.00       5.95
Delaware                      10      1,103,212      0.27     8.196       586       110,321    82.27      100.00       0.00
District of Columbia          14      3,629,708      0.88     7.206       601       259,265    76.70      100.00      21.21
Florida                      181     27,207,478      6.61     7.447       625       150,318    83.05      100.00      19.67
Georgia                       45      5,438,413      1.32     8.155       597       120,854    86.05      100.00       5.55
Idaho                         20      2,090,869      0.51     8.099       567       104,543    85.03      100.00      14.46
Illinois                     146     20,135,778      4.89     7.611       625       137,916    85.05      100.00      15.96
Indiana                       14      1,236,169      0.30     7.783       577        88,298    83.90      100.00       0.00
Iowa                           2        109,917      0.03     7.490       695        54,959    84.00      100.00       0.00
Kansas                         6        459,800      0.11     8.139       596        76,633    84.51      100.00       0.00
Kentucky                       1        113,316      0.03     7.500       596       113,316    90.00      100.00       0.00
Louisiana                      6        392,989      0.10     8.236       571        65,498    84.52      100.00      27.28
Maine                         17      2,043,977      0.50     7.224       636       120,234    84.68      100.00       0.00
Maryland                     195     35,323,269      8.58     7.547       607       181,145    82.53      100.00      13.64
Massachusetts                 90     19,347,638      4.70     7.121       620       214,974    83.25      100.00      19.61
Michigan                      34      4,044,960      0.98     7.840       614       118,969    88.40      100.00       4.89
Minnesota                     11      1,756,885      0.43     7.888       601       159,717    85.28      100.00      22.26
Mississippi                   14      1,644,405      0.40     7.637       645       117,457    83.76      100.00      15.58
Missouri                      18      1,333,865      0.32     8.381       610        74,104    84.96      100.00       8.76
Montana                        8        734,623      0.18     7.489       631        91,828    79.09      100.00      19.60
Nebraska                       4        277,420      0.07     7.998       615        69,355    82.86      100.00      38.64
Nevada                        36      6,670,743      1.62     7.590       615       185,298    82.96      100.00      10.10
New Hampshire                 10      1,441,580      0.35     7.521       637       144,158    84.73      100.00      22.95
New Jersey                    92     19,376,433      4.71     7.190       614       210,613    83.74      100.00      11.90
New Mexico                    11      1,027,579      0.25     8.055       598        93,416    85.44      100.00      20.24
New York                      99     24,038,540      5.84     7.198       622       242,814    82.42      100.00      21.48
North Carolina                19      1,831,437      0.44     7.652       627        96,391    84.99      100.00      18.56
Ohio                          34      3,121,141      0.76     8.081       610        91,798    88.87      100.00       6.30
Oklahoma                      32      2,486,212      0.60     7.793       607        77,694    86.10      100.00       0.00
Oregon                        19      2,686,172      0.65     7.948       577       141,377    84.65      100.00       0.00
Pennsylvania                  58      6,671,111      1.62     7.871       607       115,019    84.49      100.00      18.71
Rhode Island                  12      2,343,898      0.57     7.059       615       195,325    79.98      100.00      28.33
South Carolina                15      1,474,550      0.36     8.068       617        98,303    86.07      100.00      17.56
South Dakota                   1        106,893      0.03     7.500       582       106,893    80.00      100.00       0.00
Tennessee                     65      5,146,173      1.25     7.678       625        79,172    84.85      100.00      14.88
Texas                        149     20,325,181      4.94     7.427       614       136,411    83.00      100.00      10.32
Utah                          13      1,311,178      0.32     7.774       603       100,860    86.05      100.00       0.00
Vermont                        4        382,177      0.09     7.658       588        95,544    79.45      100.00       0.00
Virginia                      53      8,156,975      1.98     7.546       625       153,905    82.35      100.00      19.13
Washington                   113     17,031,092      4.14     7.587       604       150,718    82.82      100.00      15.77
West Virginia                  1        109,931      0.03     8.325       562       109,931    66.71      100.00       0.00
Wisconsin                     19      2,032,025      0.49     8.478       572       106,949    83.78      100.00       0.00
Wyoming                        2        235,513      0.06     8.440       566       117,757    87.84      100.00       0.00
                           -----   ------------    ------     -----       ---      --------    -----      ------      -----
TOTAL:                     2,349   $411,792,798    100.00%    7.423%      619      $175,306    82.75%     100.00%     20.43%
                           =====   ============    ======     =====       ===      ========    =====      ======      =====

No more than approximately 0.56% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                       NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                         OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF ORIGINAL     MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
LOAN-TO-VALUE RATIOS    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
--------------------  --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
50.00% or less             41   $  5,706,167      1.39%     7.416%     586      $139,175    40.03%     100.00%     15.99%
50.01% to 55.00%           18      2,971,494      0.72      6.950      604       165,083    52.70      100.00       0.00
55.01% to 60.00%           23      4,644,947      1.13      7.056      589       201,954    57.48      100.00       8.46
60.01% to 65.00%           38      8,552,684      2.08      7.018      577       225,071    62.70      100.00       1.73
65.01% to 70.00%           50     10,327,736      2.51      7.131      575       206,555    68.28      100.00      15.90
70.01% to 75.00%           88     20,505,203      4.98      6.957      594       233,014    73.72      100.00      17.18
75.01% to 80.00%          880    187,997,235     45.65      6.939      630       213,633    79.82      100.00      29.08
80.01% to 85.00%          169     40,728,851      9.89      7.246      604       240,999    84.34      100.00      18.20
85.01% to 90.00%          235     54,106,099     13.14      7.449      614       230,239    89.50      100.00      19.65
90.01% to 95.00%          233     43,507,473     10.57      8.004      613       186,727    94.59      100.00      10.98
95.01% to 100.00%         574     32,744,910      7.95     10.191      646        57,047    99.95      100.00       0.00
                        -----   ------------    ------     ------      ---      --------    -----      ------      -----
TOTAL:                  2,349   $411,792,798    100.00%     7.423%     619      $175,306    82.75%     100.00%     20.43%
                        =====   ============    ======     ======      ===      ========    =====      ======      =====

Mortgage Loans. Approximately 8.06% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.67%. The weighted average Second Lien ratio for the Mortgage

LOAN PURPOSE

                        NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                          OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                       MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
LOAN PURPOSE             LOANS    OUTSTANDING    POOL       COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
------------           --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
Refinance - Cashout      1,208   $236,009,671     57.31%     7.361%     606      $195,372    81.33%     100.00%     19.83%
Purchase                 1,054    160,935,053     39.08      7.509      639       152,690    84.68      100.00      21.69
Refinance - Rate Term       87     14,848,074      3.61      7.467      613       170,668    84.53      100.00      16.20
                         -----   ------------    ------      -----      ---      --------    -----      ------      -----
TOTAL:                   2,349   $411,792,798    100.00%     7.423%     619      $175,306    82.75%     100.00%     20.43%
                         =====   ============    ======      =====      ===      ========    =====      ======      =====

PROPERTY TYPE

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
PROPERTY TYPE               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
-------------             --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
Single Family               1,714   $290,561,282     70.56%    7.435%      615      $169,522    82.53%     100.00%     20.62%
Condominium                   226     34,881,935     8.47      7.467       641       154,345    84.00      100.00      22.88
Two- to Four-Family            94     23,234,885     5.64      7.287       637       247,180    81.95      100.00      15.27
Planned Unit Development      315     63,114,696    15.33      7.392       622       200,364    83.37      100.00      20.09
                            -----   ------------    ------     -----       ---      --------    -----      ------      -----
TOTAL:                      2,349   $411,792,798    100.00%    7.423%      619      $175,306    82.75%     100.00%     20.43%
                            =====   ============    ======     =====       ===      ========    =====      ======      =====

DOCUMENTATION

                         NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                           OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                        MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
DOCUMENTATION             LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
-------------           --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
Full Documentation        2,338   $408,386,063     99.17%    7.418%      619      $174,673    82.72%     100.00%     20.53%
Full/Alt Documentation       11      3,406,736      0.83     8.013       614       309,703    86.96      100.00       8.10
                          -----   ------------    ------     -----       ---      --------    -----      ------      -----
TOTAL:                    2,349   $411,792,798    100.00%    7.423%      619      $175,306    82.75%     100.00%     20.43%
                          =====   ============    ======     =====       ===      ========    =====      ======      =====

OCCUPANCY

              NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
             MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
OCCUPANCY      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
---------    --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
Primary        2,268   $396,876,308     96.38%    7.424%      617      $174,990    82.59%     100.00%     20.71%
Investment        47      7,994,962      1.94     7.745       683       170,106    87.42      100.00       1.29
Second Home       34      6,921,529      1.68     7.002       685       203,574    86.89      100.00      26.40
               -----   ------------    ------     -----       ---      --------    -----      ------      -----
TOTAL:         2,349   $411,792,798    100.00%    7.423%      619      $175,306    82.75%     100.00%     20.43%
               =====   ============    ======     =====       ===      ========    =====      ======      =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                     NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                       OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     FULL OR
MORTGAGE LOANS AGE  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
(MONTHS)              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
------------------  --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
1                     1,576    287,688,884     69.86%    7.397%      622      $182,544    82.30%     100.00%     21.69%
2                       606     97,339,212     23.64     7.525       613       160,626    83.64      100.00      15.28
3                       128     17,990,228      4.37     7.463       622       140,549    84.27      100.00      25.62
4                        33      7,414,850      1.80     7.127       612       224,692    86.20      100.00      26.40
5                         2        177,843      0.04     6.889       623        88,921    79.39      100.00       0.00
6                         3        905,533      0.22     6.812       601       301,844    72.59      100.00       0.00
7                         1        276,250      0.07     5.990       580       276,250    85.00      100.00     100.00
                      -----   ------------    ------     -----       ---      --------    -----      ------     ------
TOTAL:                2,349   $411,792,798    100.00%    7.423%      619      $175,306    82.75%     100.00%     20.43%
                      =====   ============    ======     =====       ===      ========    =====      ======     ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                      NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                        OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
ORIGINAL PREPAYMENT  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
PENALTY TERM           LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
-------------------  --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
None                     975   $157,074,275     38.14%    7.568%      619      $161,102    83.83%     100.00%     15.93%
12 Months                 68     16,512,486      4.01     7.363       638       242,831    82.66      100.00      23.20
24 Months              1,108    201,956,578     49.04     7.377       613       182,271    82.74      100.00      21.47
36 Months                198     36,249,459      8.80     7.078       647       183,078    78.22      100.00      32.83
                       -----   ------------    ------     -----       ---      --------    -----      ------      -----
TOTAL:                 2,349   $411,792,798    100.00%    7.423%      619      $175,306    82.75%     100.00%     20.43%
                       =====   ============    ======     =====       ===      ========    =====      ======      =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

CREDIT SCORES

                         NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                           OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                        MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
RANGE OF CREDIT SCORES    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
----------------------  --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
500                           5   $    878,491      0.21%    8.330%      500      $175,698    82.28%     100.00%      0.00%
501 to 525                   98     18,931,123      4.60     8.180       516       193,175    75.92      100.00       0.00
526 to 550                  140     25,538,833      6.20     8.023       536       182,420    76.65      100.00       0.00
551 to 575                  215     42,036,161     10.21     7.803       563       195,517    83.14      100.00       0.00
576 to 600                  482     76,382,209     18.55     7.610       589       158,469    82.64      100.00      10.25
601 to 625                  478     79,983,690     19.42     7.391       613       167,330    83.58      100.00      23.44
626 to 650                  378     67,923,598     16.49     7.196       638       179,692    83.73      100.00      25.59
651 to 675                  207     33,349,784      8.10     7.159       662       161,110    84.69      100.00      31.97
676 to 700                  126     23,910,878      5.81     6.949       687       189,769    84.47      100.00      34.12
701 to 725                   95     17,757,406      4.31     6.789       713       186,920    83.56      100.00      52.63
726 to 750                   68     14,512,462      3.52     7.032       737       213,419    84.07      100.00      46.87
751 to 775                   22      3,477,834      0.84     6.832       760       158,083    80.02      100.00      40.28
776 to 800                   32      6,825,566      1.66     6.862       786       213,299    84.60      100.00      55.42
801 to 813                    3        284,762      0.07     7.827       806        94,921    90.01      100.00       0.00
                          -----   ------------    ------     -----       ---      --------    -----      ------      -----
TOTAL:                    2,349   $411,792,798    100.00%    7.423%      619      $175,306    82.75%     100.00%     20.43%
                          =====   ============    ======     =====       ===      ========    =====      ======      =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 813 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 619.

CREDIT GRADE

               NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                 OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
              MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
CREDIT GRADE    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
------------  --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
AA                785   $140,446,166     34.11%    7.109%      678      $178,912    83.98%     100.00%     36.74%
A                 669    113,926,149     27.67     7.316       619       170,293    83.53      100.00      22.18
A-                435     68,128,575     16.54     7.568       592       156,617    83.01      100.00      10.62
B+                218     42,123,981     10.23     7.812       565       193,229    82.89      100.00       0.00
B                 179     35,564,275      8.64     7.970       537       198,683    76.59      100.00       0.00
C                  63     11,603,652      2.82     8.330       525       184,185    77.15      100.00       0.00
                -----   ------------    ------     -----       ---      --------    -----      ------      -----
TOTAL:          2,349   $411,792,798    100.00%    7.423%      619      $175,306    82.75%     100.00%     20.43%
                =====   ============    ======     =====       ===      ========    =====      ======      =====

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                   NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                     OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
GROSS MARGINS       LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
-------------     --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
2.001% to 2.500%        1   $    351,000      0.10%    7.050%      609      $351,000    87.75%     100.00%    100.00%
2.501% to 3.000%        3        398,198      0.11     8.024       578       132,733    80.00      100.00       0.00
3.001% to 3.500%       61     11,302,947      3.24     7.297       621       185,294    83.00      100.00      19.08
3.501% to 4.000%       34      6,068,345      1.74     7.339       642       178,481    84.14      100.00      17.54
4.501% to 5.000%        6      1,288,117      0.37     5.972       649       214,686    84.54      100.00      71.65
5.001% to 5.500%      195     49,442,262     14.17     6.579       623       253,550    77.02      100.00      25.82
5.501% to 6.000%      253     60,720,258     17.40     6.706       630       240,001    79.39      100.00      34.49
6.001% to 6.500%      399     93,416,208     26.77     7.063       617       234,126    80.58      100.00      25.10
6.501% to 7.000%      262     58,166,166     16.67     7.327       615       222,008    83.63      100.00      21.29
7.001% to 7.500%      181     34,808,118      9.97     7.707       601       192,310    82.95      100.00      17.24
7.501% to 8.000%      175     32,614,027      9.35     8.116       593       186,366    86.69      100.00      12.53
8.001% to 8.500%        3        321,545      0.09     8.561       581       107,182    83.73      100.00       0.00
8.501% to 9.000%        1         45,583      0.01     9.400       655        45,583    95.00      100.00       0.00
9.001% to 9.500%        1         39,894      0.01     9.875       500        39,894    91.95      100.00       0.00
                    -----   ------------    ------     -----       ---      --------    -----      ------     ------
TOTAL:              1,575   $348,982,668    100.00%    7.151%      617      $221,576    81.35%     100.00%     24.10%
                    =====   ============    ======     =====       ===      ========    =====      ======     ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.500% per annum to 9.125% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.266% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                     NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                       OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF MAXIMUM    MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
MORTGAGE RATES        LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
----------------    --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
11.501% to 12.000%        4      1,418,214      0.00     0.053       648       354,554     0.78        1.00       0.84
12.001% to 12.500%       85     24,349,135      6.98     5.887       659       286,460    78.75      100.00      39.87
12.501% to 13.000%      237     64,474,621     18.48     6.339       645       272,045    79.92      100.00      41.59
13.001% to 13.500%      398     95,058,109     27.24     6.813       632       238,839    80.06      100.00      29.29
13.501% to 14.000%      280     60,292,469     17.28     7.288       611       215,330    80.75      100.00      22.08
14.001% to 14.500%      271     53,787,551     15.41     7.778       591       198,478    83.92      100.00       8.63
14.501% to 15.000%      121     21,892,171      6.27     8.298       569       180,927    83.67      100.00       1.26
15.001% to 15.500%      123     19,619,463      5.62     8.772       561       159,508    85.15      100.00       1.64
15.501% to 16.000%       33      4,694,855      1.35     9.255       563       142,268    88.49      100.00       0.00
16.001% to 16.500%       20      2,439,389      0.70     9.640       538       121,969    88.18      100.00       0.00
16.501% to 17.000%        3        956,692      0.27    10.171       519       318,897    86.12      100.00       0.00
                      -----   ------------    ------    ------       ---      --------    -----      ------      -----
TOTAL:                1,575   $348,982,668    100.00%    7.151%      617      $221,576    81.35%     100.00%     24.10%
                      =====   ============    ======    ======       ===      ========    =====      ======      =====

approximately 13.649% per annum.

NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
NEXT RATE        MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
ADJUSTMENT DATE    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
---------------  --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
April 2006             1   $    119,668      0.03%    6.425%      763      $119,668    80.00%     100.00%      0.00%
June 2007              1        276,250      0.08     5.990       580       276,250    85.00      100.00     100.00
July 2007              2        732,152      0.21     6.767       594       366,076    69.65      100.00       0.00
August 2007            2        177,843      0.05     6.889       623        88,921    79.39      100.00       0.00
September 2007        21      5,456,413      1.56     6.879       611       259,829    84.44      100.00      35.88
October 2007          71     13,750,184      3.94     6.901       618       193,665    81.14      100.00      30.99
November 2007        363     72,493,663     20.77     7.316       604       199,707    82.33      100.00      15.84
December 2007        919    207,787,669     59.54     7.208       611       226,102    81.18      100.00      19.72
September 2008         2        854,221      0.24     7.217       613       427,110    87.57      100.00       0.00
November 2008         19      3,781,452      1.08     7.162       623       199,024    81.76      100.00      48.72
December 2008         44     10,147,524      2.91     6.875       630       230,626    80.74      100.00      45.13
October 2010           1        111,805      0.03     8.750       525       111,805    80.00      100.00       0.00
November 2010         11      2,071,294      0.59     6.881       666       188,299    80.40      100.00      14.31
December 2010         24      5,374,306      1.54     6.707       653       223,929    80.60      100.00      29.36
October 2015           1        348,800      0.10     6.500       656       348,800    80.00      100.00     100.00
November 2015          8      1,742,819      0.50     6.595       684       217,852    83.59      100.00      71.59
December 2015         85     23,756,606      6.81     6.666       680       279,489    79.64      100.00      64.23
                   -----   ------------    ------     -----       ---      --------    -----      ------     ------
TOTAL:             1,575   $348,982,668    100.00%    7.151%      617      $221,576    81.35%     100.00%     24.10%
                   =====   ============    ======     =====       ===      ========    =====      ======     ======